MERCANTILE MUTUAL FUNDS


                               September 28, 2000
                Supplement to the Prospectus dated March 31, 2000

                        INVESTOR SHARES STOCK PORTFOLIOS

                               Balanced Portfolio
                             Equity Income Portfolio
                             Equity Index Portfolio
                        Growth & Income Equity Portfolio
                             Growth Equity Portfolio
                           Small Cap Equity Portfolio
                        Small Cap Equity Index Portfolio
                         International Equity Portfolio

We are pleased to announce the following portfolio manager appointments:

The paragraph labeled "Portfolio Manager" on page 26 is replaced with the following:

David Lettenberger, CFA, and John Potter, CFA co-manage the Small Cap Equity Portfolio. Mr. Lettenberger is a Vice President and Portfolio Manager with FIRMCO and has been with FIRMCO and its affiliates since 1999. He has seven years of investment management experience and has managed the Portfolio since September, 2000. Mr. Potter is a Vice President and Portfolio Manger with FIRMCO and has been with FIRMCO and its affiliates since September, 2000. He has six years of investment management experience and has managed the Portfolio since September, 2000.